Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:
Timothy A. Bonang, Vice President, Investor Relations, or
Jason Fredette, Director, Investor Relations
(617) 796-8222
www.cwhreit.com

CommonWealth REIT Announces 2014 First Quarter Results

_________________________________________________

Newton, MA (May 8, 2014): CommonWealth REIT (NYSE: CWH) today announced financial results for the quarter ended March 31, 2014.

On March 18, 2014, Related Fund Management, LLC and Corvex Management LP, or together, Related/Corvex, delivered written consents to CWH which they represented were from a sufficient number of holders of CWH’s outstanding common shares to remove, without cause, the entire CWH Board of Trustees.  On March 25, 2014, the CWH Board of Trustees certified the results of the Related/Corvex consent solicitation and the entire CWH Board of Trustees was removed.  The officers of CWH have called a special meeting of shareholders to be held on May 23, 2014 for the purpose of electing new Trustees of CWH.

Results for the Quarter Ended March 31, 2014:

Normalized funds from operations, or Normalized FFO, available for CommonWealth REIT common shareholders for the quarter ended March 31, 2014 was $71.6 million, or $0.60 per share basic and diluted, compared to Normalized FFO available for CommonWealth REIT common shareholders for the quarter ended March 31, 2013 of $77.1 million, or $0.82 per share basic and diluted.

Cash available for distribution, or CAD, for the quarter ended March 31, 2014 was $38.5 million, or $0.33 per share, compared to CAD for the quarter ended March 31, 2013 of $50.0 million, or $0.53 per share.

Both Normalized FFO and CAD exclude shareholder litigation costs and related expenses totaling $3.9 million, or $0.03 per share, for the quarter ended March 31, 2014 and $3.1 million, or $0.03 per share, for the quarter ended March 31, 2013.

A Maryland Real Estate Investment Trust with transferable shares of beneficial interest listed on the New York Stock Exchange.  No shareholder, Trustee or officer is personally liable for any act or obligation of the Trust.

Net income available for CommonWealth REIT common shareholders was $9.3 million for the quarter ended March 31, 2014, compared to net income available for CommonWealth REIT common shareholders of $14.5 million for the same period last year.  Net income available for CommonWealth REIT common shareholders per share, basic and diluted (EPS), for the quarters ended March 31, 2014 and 2013 was $0.08 and $0.15, respectively.  Net income for the quarter ended March 31, 2014 includes the reversal of a previously recorded asset impairment charge of $4.8 million, or $0.04 per share, partially offset by $3.9 million, or $0.03 per share, of shareholder litigation costs and related expenses included in general and administrative expenses and $6.2 million, or $0.05 per share, of estimated incentive fees payable in CWH’s common shares based upon common share total return.  Net income for the quarter ended March 31, 2013 includes gains of $66.3 million, or $0.70 per share, from the sale of an equity investment and $2.9 million, or $0.03 per share, from the sale of properties, partially offset by losses of $60.0 million, or $0.64 per share, from the early extinguishment of debt, $3.9 million, or $0.04 per share, from asset impairment and $3.1 million, or $0.03 per share, of shareholder litigation costs and related expenses.

The weighted average number of basic and diluted common shares outstanding for the quarters ended March 31, 2014 and 2013, was 118,399,846 and 94,154,068, respectively.

A reconciliation of net income attributable to CommonWealth REIT, determined in accordance with U.S. generally accepted accounting principles, or GAAP, to funds from operations, or FFO, available for CommonWealth REIT common shareholders and Normalized FFO available for CommonWealth REIT common shareholders, and a reconciliation of Normalized FFO available for CommonWealth REIT common shareholders to CAD for the quarters ended March 31, 2014 and 2013 appears later in this press release.

Operating Results (excluding CWH’s former consolidated subsidiary, Select Income REIT, or SIR):

Because CWH’s entire Board of Trustees was removed during the quarter ended March 31, 2014, CWH ceased to actively market two central business district, or CBD, properties (two buildings) and 29 suburban properties (65 buildings) which it had classified as held for sale as of December 31, 2013.  Therefore, for this and other reasons, these properties no longer meet the requirements under GAAP for classification as held for sale, and the financial information presented in this press release reflects the reclassification of these properties from discontinued operations to continuing operations for all periods presented.

As of March 31, 2014, 86.5% of CWH’s total square feet included within continuing operations was leased, compared to 87.0% as of December 31, 2013 and 88.0% as of March 31, 2013.  During the quarter ended March 31, 2014, CWH entered into leases for 673,000 square feet, including lease renewals for 459,000 square feet and new leases for 214,000 square feet, and leases for 869,000 square feet expired.  Leases entered into during the quarter ended March 31, 2014 had weighted average cash rental rates that were approximately 0.8% lower than prior rental rates for the same space and weighted average GAAP rental rates that were approximately 3.0% higher than prior rental rates for the same space.

The weighted average lease term based on square feet for leases entered into during the first quarter of 2014 was 6.3 years.  Commitments for tenant improvements, leasing commission costs and concessions for leases entered into during the quarter ended March 31, 2014 totaled approximately $16.8 million, or $3.95 per square foot per year of the lease term.

Same property occupancy for properties owned continuously since January 1, 2013 decreased 1.5 percentage points from 88.0% as of March 31, 2013, to 86.5% as of March 31, 2014.  Same property occupancy for CBD properties decreased 2.6 percentage points from 87.7% as of March 31, 2013 to 85.1% as of March 31, 2014.  Same property occupancy for suburban properties decreased 0.4 percentage points from 88.3% as of March 31, 2013 to 87.9% as of March 31, 2014.

Same property cash basis net operating income, or Cash Basis NOI, decreased by 4.2% during the quarter ended March 31, 2014, which was driven by an 8.1% decrease in Cash Basis NOI at CBD properties offset by a 3.0% increase in Cash Basis NOI at suburban properties, primarily reflecting the expiration of free rent periods.  Same property net operating income, or NOI, decreased by 5.5% during the quarter ended March 31, 2014, which was driven by a 6.2% decrease in same property NOI at CBD properties and a 4.3% decrease in same property NOI at suburban properties.  The decline in same property NOI reflects the decline in occupancy and an increase in utility and snow removal costs related to the severe winter season during the first quarter of 2014.

A reconciliation of NOI and Cash Basis NOI to net income, determined according to GAAP, for the quarters ended March 31, 2014 and 2013 appears later in this press release.

Recent Acquisitions and Sales Activities:

Since January 1, 2014, CWH has not acquired or entered into any agreements to purchase properties.

As of March 31, 2014, CWH had 14 properties (43 buildings) with a combined 2,784,098 square feet classified as held for sale pursuant to a sale agreement entered into prior to the removal of CWH’s entire Board of Trustees.

Recent Financing Activities:

In March 2014, CWH prepaid $12.0 million of 4.95% mortgage debt using cash on hand.

Presentation:

Information in this press release reflects the views, beliefs, expectations and judgments of CWH’s current management and has not been reviewed by a Board of Trustees or Audit Committee of CWH.  A new Board of Trustees or new management of CWH may have different views, beliefs, expectations and judgments.

As of March 31, 2014, CWH owned approximately 44.1% of the common shares of SIR, a publicly traded real estate investment trust, or REIT, that primarily owns and invests in net leased, single tenant office and industrial properties throughout the United States and leased lands in Hawaii.  On July 2, 2013, SIR issued and sold to the public 10.5 million common shares in an underwritten public offering.  Prior to this offering, CWH’s 22.0 million common shares of SIR represented more than 50% of SIR’s outstanding common shares and SIR’s financial position and results of operations were consolidated in CWH’s financial statements.  Beginning on July 2, 2013, CWH no longer consolidates its investment in SIR, but instead accounts for its investment in SIR under the equity method.  Unless the context indicates otherwise, the amounts reported in this press release include SIR’s financial position and results of operations on a consolidated basis with CWH for periods prior to July 2, 2013, when SIR was CWH’s consolidated subsidiary.

For further information about SIR and its subsidiaries, please see SIR’s periodic reports and other filings with the Securities and Exchange Commission, or the SEC, which are available at the SEC’s website at www.sec.gov.  References in this press release to SIR’s filings with the SEC are included to identify the source of SIR information only, and the information in SIR’s filings with the SEC is not incorporated by reference into this press release.

Supplemental Data:

A copy of CWH’s First Quarter 2014 Supplemental Operating and Financial Data is available for download at CWH’s website, www.cwhreit.com.  CWH’s website is not incorporated as part of this press release.

CommonWealth REIT is a REIT that primarily owns office properties throughout the United States.  CWH is headquartered in Newton, MA.

Please see the pages attached hereto for a more detailed statement of CWH’s operating results and financial condition, for an explanation of CWH’s calculation of FFO, Normalized FFO, CAD, NOI and Cash Basis NOI and for a reconciliation of those non-GAAP amounts to net income and net income attributable to CommonWealth REIT.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  ALSO, WHENEVER CWH USES WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, CWH IS MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON CWH’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  THESE FORWARD LOOKING STATEMENTS REFLECT THE VIEWS, BELIEFS, EXPECTATIONS AND JUDGMENTS OF CWH’S CURRENT MANAGEMENT.  A NEW BOARD OF TRUSTEES OR NEW MANAGEMENT OF CWH MAY HAVE DIFFERENT VIEWS, BELIEFS, EXPECTATIONS AND JUDGMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FOR EXAMPLE:

•                 THE REMOVAL OF CWH’S ENTIRE BOARD OF TRUSTEES HAS CAUSED (1) DEFAULTS UNDER CWH’S REVOLVING CREDIT FACILITY AND TERM LOAN AGREEMENTS AND AFFECTED CWH’S ABILITY TO CONTINUE TO BORROW UNDER THE REVOLVING CREDIT FACILITY, (2) ACTIVATION OF FUNDAMENTAL CHANGE CONVERSION RIGHTS UNDER CWH’S SERIES D PREFERRED SHARES, (3) CWH TO FAIL TO MEET NEW YORK STOCK EXCHANGE AND SEC REQUIREMENTS, AND (4) CWH TO BE UNABLE TO AUTHORIZE THE PAYMENT OF FUTURE DISTRIBUTIONS TO ITS COMMON AND PREFERRED SHAREHOLDERS UNTIL A NEW BOARD OF TRUSTEES IS ELECTED,

•                 A NEW BOARD OF TRUSTEES OR NEW MANAGEMENT MAY MATERIALLY CHANGE CWH’S BUSINESS PLANS, POLICIES AND PRACTICES WITH RESPECT TO THE MATTERS DISCLOSED HEREIN, AND

•                 THIS PRESS RELEASE STATES THAT CWH HAS ENTERED INTO AN AGREEMENT TO SELL PROPERTIES.  THIS TRANSACTION IS SUBJECT TO VARIOUS TERMS AND CONDITIONS.  THESE CONDITIONS MAY NOT BE MET.  AS A RESULT, THIS TRANSACTION MAY NOT OCCUR, MAY BE DELAYED OR ITS TERMS MAY CHANGE.

THE INFORMATION CONTAINED IN CWH’S FILINGS WITH THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN CWH’S PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM CWH’S FORWARD LOOKING STATEMENTS.  CWH’S FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS IN THIS PRESS RELEASE.

EXCEPT AS REQUIRED BY LAW, CWH DOES NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CommonWealth REIT

Condensed Consolidated Statements of Operations, Funds from Operations and

Normalized Funds from Operations

(amounts in thousands)

(unaudited)

	Quarter Ended March 31,
	2014	2013
Revenues:
Rental income	$172,040	$211,300
Tenant reimbursements and other income	45,220	51,312
Total revenues	217,260	262,612

Expenses:
Operating expenses	101,731	104,130
Depreciation and amortization	51,649	62,570
General and administrative	24,848	16,663
Reversal of loss on asset impairment	(4,761)	-
Acquisition related costs	5	628
Total expenses	173,472	183,991

Operating income	43,788	78,621

Interest and other income	384	455
Interest expense (including net amortization of debt discounts, premiums and deferred financing fees of ($309) and $608, respectively)	(37,935)	(51,896)
Loss on early extinguishment of debt	-	(60,027)
Gain on sale of equity investment	-	66,293
Gain on issuance of shares by an equity investee	109	-
Income from continuing operations before income tax expense and equity in earnings of investees	6,346	33,446
Income tax expense	(555)	(988)
Equity in earnings of investees	10,934	4,262
Income from continuing operations	16,725	36,720
Discontinued operations:
Income (loss) from discontinued operations	4,011	(6)
Loss on asset impairment from discontinued operations	(288)	(3,946)
Gain on sale of properties from discontinued operations	-	1,260
Income before gain on sale of properties	20,448	34,028
Gain on sale of properties	-	1,596
Net income	20,448	35,624
Net income attributable to noncontrolling interest in consolidated subsidiary	-	(9,957)
Net income attributable to CommonWealth REIT	20,448	25,667
Preferred distributions	(11,151)	(11,151)
Net income available for CommonWealth REIT common shareholders	$9,297	$14,516

Amounts attributable to CommonWealth REIT common shareholders:
Income from continuing operations	$5,574	$17,208
Income (loss) from discontinued operations	4,011	(6)
Loss on asset impairment from discontinued operations	(288)	(3,946)
Gain on sale of properties from discontinued operations	-	1,260
Net income	$9,297	$14,516

Note: 2013 includes SIR’s results of operations when SIR was CWH’s consolidated subsidiary.

CommonWealth REIT

Condensed Consolidated Statements of Operations, Funds from Operations and

Normalized Funds from Operations (continued)

(amounts in thousands, except per share data)

(unaudited)

		Quarter Ended March 31,
		2014	2013
Calculation of FFO:(1)
Net income attributable to CommonWealth REIT		$20,448	$25,667
Plus:	depreciation and amortization from continuing operations	51,649	62,570
Plus:	depreciation and amortization from discontinued operations	-	3,953
Plus:	reversal of loss on asset impairment from continuing operations	(4,761)	-
Plus:	loss on asset impairment from discontinued operations	288	3,946
Plus:	FFO from investees	14,940	4,742
Plus:	net income attributable to noncontrolling interest	-	9,957
Less:	FFO attributable to noncontrolling interest	-	(12,889)
Less:	gain on sale of properties	-	(1,596)
Less:	gain on sale of properties from discontinued operations	-	(1,260)
Less:	equity in earnings of investees	(10,934)	(4,262)
FFO attributable to CommonWealth REIT		71,630	90,828
Less:	preferred distributions	(11,151)	(11,151)
FFO available for CommonWealth REIT common shareholders		$60,479	$79,677

Calculation of Normalized FFO:(1)
FFO attributable to CommonWealth REIT		$71,630	$90,828
Plus:	acquisition related costs from continuing operations	5	628
Plus:	normalized FFO from investees	15,978	4,747
Plus:	loss on early extinguishment of debt from continuing operations	-	60,027
Plus:	shareholder litigation costs and related expenses	3,870	3,138
Plus:	estimated business management incentive fees(2)	6,229	196
Plus:	average minimum rent from direct financing lease	329	329
Plus:	FFO attributable to noncontrolling interest	-	12,889
Less:	normalized FFO attributable to noncontrolling interest	-	(13,209)
Less:	FFO from investees	(14,940)	(4,742)
Less:	interest earned from direct financing lease	(229)	(313)
Less:	gain on sale of equity investment	-	(66,293)
Less:	gain on issuance of shares by an equity investee	(109)	-
Normalized FFO attributable to CommonWealth REIT		82,763	88,225
Less:	preferred distributions	(11,151)	(11,151)
Normalized FFO available for CommonWealth REIT common shareholders		$71,612	$77,074

Weighted average common shares outstanding – basic and diluted(3)		118,400	94,154

Per common share:
Income from continuing operations attributable to CommonWealth REIT common shareholders – basic and diluted		$0.05	$0.18
Income (loss) from discontinued operations attributable to CommonWealth REIT common shareholders – basic and diluted		$0.03	$(0.03)
Net income available for CommonWealth REIT common shareholders – basic and diluted		$0.08	$0.15
FFO available for CommonWealth REIT common shareholders – basic and diluted		$0.51	$0.85
Normalized FFO available for CommonWealth REIT common shareholders – basic and diluted		$0.60	$0.82

CommonWealth REIT

Condensed Consolidated Statements of Operations, Funds from Operations and

Normalized Funds from Operations (continued)

(amounts in thousands)

(unaudited)

(1)                CWH calculates FFO and Normalized FFO as shown above.  FFO is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or NAREIT, which is net income, calculated in accordance with GAAP, plus real estate depreciation and amortization, loss on real estate asset impairment, net income attributable to noncontrolling interest and FFO from equity investees, excluding any gain or loss on sale of properties, equity in earnings from investees and FFO attributable to noncontrolling interests.  CWH’s calculation of Normalized FFO differs from NAREIT’s definition of FFO because CWH excludes acquisition related costs, estimated business management incentive fees, gains from issuance of shares by equity investees, gain from sale of equity investment, loss on early extinguishment of debt, shareholder litigation costs and related expenses, the difference between average minimum rent and interest earned from CWH’s direct financing lease and the difference between FFO and Normalized FFO from equity investees and noncontrolling interests.  CWH considers FFO and Normalized FFO to be appropriate measures of operating performance for a REIT, along with net income, net income attributable to CommonWealth REIT, net income available for CommonWealth REIT common shareholders, operating income and cash flow from operating activities. CWH believes that FFO and Normalized FFO provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO and Normalized FFO may facilitate a comparison of CWH’s operating performance between periods and with other REITs.  FFO and Normalized FFO were among the factors considered by CWH’s former Board of Trustees when determining the amount of distributions to CWH’s shareholders.  FFO and Normalized FFO do not represent cash generated by operating activities in accordance with GAAP and should not be considered as alternatives to net income, net income attributable to CommonWealth REIT, net income available for CommonWealth REIT common shareholders, operating income or cash flow from operating activities, determined in accordance with GAAP, or as indicators of CWH’s financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of CWH’s needs.  These measures should be considered in conjunction with net income, net income attributable to CommonWealth REIT, net income available for CommonWealth REIT common shareholders, operating income and cash flow from operating activities as presented in CWH’s Condensed Consolidated Statements of Operations, Condensed Consolidated Statements of Comprehensive Income and Condensed Consolidated Statements of Cash Flows.  Other REITs and real estate companies may calculate FFO and Normalized FFO differently than CWH does.

(2)                Amounts represent estimated incentive fees under CWH’s business management agreement payable in CWH’s common shares after the end of each calendar year calculated: (i) prior to 2014, based upon increases in annual FFO per share (as defined), and (ii) beginning in 2014, based upon common share total return.  In calculating net income in accordance with GAAP, CWH recognizes estimated business management incentive fee expense each quarter.  Although CWH recognizes this expense each quarter for purposes of calculating net income, CWH does not include these amounts in the calculation of Normalized FFO until the fourth quarter, which is when the actual expense amount for the year is determined.  Adjustments were made to prior period amounts to conform to the current period Normalized FFO calculation.

(3)                Set forth below is the calculation of diluted net income available for common shareholders, diluted FFO available for common shareholders, diluted Normalized FFO available for common shareholders and diluted weighted average common shares outstanding.

CommonWealth REIT

Condensed Consolidated Statements of Operations, Funds from Operations and

Normalized Funds from Operations (continued)

(amounts in thousands)

(unaudited)

	Quarter Ended March 31,
	2014	2013

Net income available for CommonWealth REIT common shareholders	$9,297	$14,516
Add - Series D convertible preferred distributions	6,167	6,167
Net income available for CommonWealth REIT common shareholders – diluted	$15,464	$20,683

FFO available for CommonWealth REIT common shareholders	$60,479	$79,677
Add - Series D convertible preferred distributions	6,167	6,167
FFO available for CommonWealth REIT common shareholders – diluted	$66,646	$85,844

Normalized FFO available for CommonWealth REIT common shareholders	$71,612	$77,074
Add - Series D convertible preferred distributions	6,167	6,167
Normalized FFO available for CommonWealth REIT common shareholders – diluted	$77,779	$83,241

Weighted average common shares outstanding – basic	118,400	94,154
Effect of dilutive Series D preferred shares	7,298	7,298
Weighted average common shares outstanding – diluted	125,698	101,452

As of March 31, 2014, CWH had 15,180 series D cumulative convertible preferred shares, or series D preferred shares, outstanding that were convertible on that date and during the three months then ended into 7,298 common shares.  The effect of a conversion of CWH’s convertible preferred shares on income from continuing operations attributable to CommonWealth REIT common shareholders per share was anti-dilutive to income, FFO and Normalized FFO for all periods presented above. However, the removal, without cause, of CWH’s entire Board of Trustees by written consent effective March 25, 2014, triggered a Fundamental Change Conversion Right of the series D preferred shares, as defined in CWH’s articles supplementary setting forth the terms of the series D preferred shares.  Pursuant to such right, the holders of series D preferred shares have the option to elect to convert all or any portion of their series D preferred shares at any time from April 9, 2014 until prior to the close of business on May 14, 2014 into a number of common shares per $25.00 liquidation preference of the series D preferred shares equal to the sum of such $25.00 liquidation preference plus accrued and unpaid dividends to, but not including, May 14, 2014, divided by 98% of the average of the closing sale prices of the common shares for the five consecutive trading days ending on May 9, 2014.  The issuance of a large number of common shares as a result of the exercise of this fundamental change conversion right may have a dilutive effect on income from continuing operations attributable to CommonWealth REIT common shareholders per share, FFO available for CommonWealth REIT common shareholders and Normalized FFO available for CommonWealth REIT common shareholders per share for future periods.  The information presented in the table above is as of March 31, 2014 and before any Fundamental Change Conversion.

CommonWealth REIT

Calculation of Cash Available for Distribution

(amounts in thousands, except per share data)

(unaudited)

		Quarter Ended March 31,
		2014	2013
Calculation of CAD:(1)
Normalized FFO available for CommonWealth REIT common shareholders		$71,612	$77,074
Plus:	lease value amortization from continuing operations	2,252	2,764
Plus:	lease value amortization from discontinued operations	-	(235)
Plus:	amortization of prepaid interest and debt discounts from continuing operations	(309)	608
Plus:	amortization of prepaid interest and debt discounts from discontinued operations	-	21
Plus:	distributions from investees	10,120	4,279
Plus:	non-cash general and administrative expenses paid in common shares(2)	4,267	516
Plus:	minimum cash rent from direct financing lease	2,024	2,024
Plus:	normalized FFO attributable to noncontrolling interest	-	13,209
Less:	CAD attributable to noncontrolling interest	-	(12,377)
Less:	average minimum rent from direct financing lease	(329)	(329)
Less:	straight line rent from continuing operations	(5,896)	(10,805)
Less:	straight line rent from discontinued operations	(81)	(157)
Less:	recurring capital expenditures	(29,162)	(21,852)
Less:	Normalized FFO from investees	(15,978)	(4,747)
CAD		$38,520	$49,993

Weighted average common shares outstanding - basic		118,400	94,154

CAD per share		$0.33	$0.53

(1)                CWH calculates CAD as shown above.  CWH considers CAD to be an appropriate measure of its operating performance, along with net income, net income attributable to CommonWealth REIT, net income available for CommonWealth REIT common shareholders, operating income and cash flow from operating activities.  CWH believes that CAD provides useful information to investors because CAD may facilitate a comparison of cash based operating performance between periods and with other REITs.  CAD does not represent cash generated by operating activities in accordance with GAAP and should not be considered as an alternative to net income, net income attributable to CommonWealth REIT, net income available for CommonWealth REIT common shareholders, operating income or cash flow from operating activities, determined in accordance with GAAP, or as an indicator of CWH’s financial performance or liquidity, nor is this measure necessarily indicative of sufficient cash flow to fund all of CWH’s needs.  This measure should be considered in conjunction with net income, net income attributable to CommonWealth REIT, net income available for CommonWealth REIT common shareholders, operating income and cash flow from operating activities as presented in CWH’s Condensed Consolidated Statements of Operations, Condensed Consolidated Statements of Comprehensive Income and Condensed Consolidated Statements of Cash Flows.  Other REITs and real estate companies may calculate CAD differently than CWH does.

(2)                Amounts represent the portion of business management fees that are payable in CWH’s common shares as well as equity based compensation for CWH’s and SIR’s trustees, officers and certain employees of Reit Management & Research LLC (amounts for SIR are only for the period when SIR was a consolidated subsidiary of CWH).

CommonWealth REIT

Calculation of Property Net Operating Income (NOI) and Cash Basis NOI

(amounts in thousands)

(unaudited)

	Quarter Ended March 31,
	2014	2013
Calculation of NOI and Cash Basis NOI:(1) (2)
Rental income	$172,040	$211,300
Tenant reimbursements and other income	45,220	51,312
Operating expenses	(101,731)	(104,130)
Property net operating income (NOI)	115,529	158,482
Non cash straight line rent adjustments	(5,896)	(10,805)
Lease value amortization	2,252	2,764
Lease termination fees	(593)	(345)
Cash Basis NOI	$111,292	$150,096

Reconciliation of Cash Basis NOI to Net Income:
Cash Basis NOI	$111,292	$150,096
Non cash straight line rent adjustments	5,896	10,805
Lease value amortization	(2,252)	(2,764)
Lease termination fees	593	345
Property NOI	115,529	158,482
Depreciation and amortization	(51,649)	(62,570)
General and administrative	(24,848)	(16,663)
Reversal of loss on asset impairment	4,761	-
Acquisition related costs	(5)	(628)
Operating income	43,788	78,621

Interest and other income	384	455
Interest expense	(37,935)	(51,896)
Loss on early extinguishment of debt	-	(60,027)
Gain on sale of equity investment	-	66,293
Gain on issuance of shares by an equity investee	109	-
Income from continuing operations before income tax expense and equity in earnings of investees	6,346	33,446
Income tax expense	(555)	(988)
Equity in earnings of investees	10,934	4,262
Income from continuing operations	16,725	36,720
Discontinued operations:
Income (loss) from discontinued operations	4,011	(6)
Loss on asset impairment from discontinued operations	(288)	(3,946)
Gain on sale of properties from discontinued operations	-	1,260
Income before gain on sale of properties	20,448	34,028
Gain on sale of properties	-	1,596
Net income	$20,448	$35,624

(1)                 Excludes properties classified in discontinued operations as of March 31, 2014.

(2)                 CWH calculates NOI on a GAAP and cash basis as shown above.  CWH defines NOI as income from CWH’s real estate including lease termination fees received from tenants less CWH’s property operating expenses, which expenses include property marketing costs.  NOI excludes amortization of capitalized tenant improvement costs and leasing commissions.  CWH defines Cash Basis NOI as NOI less non cash straight line rent adjustments, lease value amortization and lease termination fees.  CWH considers NOI and Cash Basis NOI to be appropriate supplemental measures to net income because they may help both investors and management to understand the operations of CWH’s properties.  CWH uses NOI and Cash Basis NOI internally to evaluate individual, regional and companywide property level performance, and CWH believes that NOI and Cash Basis NOI provide useful information to investors regarding CWH’s results of operations because they reflect only those income and expense items that are incurred at the property level and may facilitate comparisons of CWH’s operating performance between periods and with other REITs.  The calculation of NOI and Cash Basis NOI exclude certain components of net income in order to provide results that are more closely related to CWH’s properties’ results of operations.  NOI and Cash Basis NOI do not represent cash generated by operating activities in accordance with GAAP, and should not be considered as alternatives to net income, net income attributable to CommonWealth REIT, net income available for CommonWealth REIT common shareholders, operating income or cash flow from operating activities, determined in accordance with GAAP, or as indicators of CWH’s financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of CWH’s needs.  These measures should be considered in conjunction with net income, net income attributable to CommonWealth REIT, net income available for CommonWealth REIT common shareholders, operating income and cash flow from operating activities as presented in CWH’s Condensed Consolidated Statements of Operations, Condensed Consolidated Statements of Comprehensive Income and Condensed Consolidated Statements of Cash Flows.  Other REITs and real estate companies may calculate NOI and Cash Basis NOI differently than CWH does.

CommonWealth REIT

Condensed Consolidated Balance Sheets

(amounts in thousands, except share data)

(unaudited)

	March 31,	December 31,
	2014	2013
ASSETS
Real estate properties:
Land	$747,181	$699,135
Buildings and improvements	5,168,335	4,838,030
	5,915,516	5,537,165
Accumulated depreciation	(934,776)	(895,059)
	4,980,740	4,642,106
Properties held for sale	214,677	573,531
Acquired real estate leases, net	244,634	255,812
Equity investments	518,934	517,991
Cash and cash equivalents	177,555	222,449
Restricted cash	17,441	22,101
Rents receivable, net of allowance for doubtful accounts of $7,462 and $7,885, respectively	239,766	223,769
Other assets, net	206,967	188,675
Total assets	$6,600,714	$6,646,434

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$235,000	$235,000
Senior unsecured debt, net	1,856,135	1,855,900
Mortgage notes payable, net	898,804	914,510
Liabilities related to properties held for sale	23,066	28,734
Accounts payable and accrued expenses	136,482	165,855
Assumed real estate lease obligations, net	33,064	33,935
Rent collected in advance	29,618	27,553
Security deposits	13,682	11,976
Due to related persons	15,793	9,385
Total liabilities	3,241,644	3,282,848

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value:
50,000,000 shares authorized;
Series D preferred shares; 6 1/2% cumulative convertible; 15,180,000 shares issued and outstanding, aggregate liquidation preference $379,500	368,270	368,270
Series E preferred shares; 7 1/4% cumulative redeemable on or after May 15, 2016; 11,000,000 shares issued and outstanding, aggregate liquidation preference $275,000	265,391	265,391
Common shares of beneficial interest, $0.01 par value:
350,000,000 shares authorized; 118,413,730 and 118,386,918 shares issued and outstanding, respectively	1,184	1,184
Additional paid in capital	4,217,651	4,213,474
Cumulative net income	2,230,288	2,209,840
Cumulative other comprehensive loss	(26,724)	(38,331)
Cumulative common distributions	(3,111,868)	(3,082,271)
Cumulative preferred distributions	(585,122)	(573,971)
Total shareholders’ equity	3,359,070	3,363,586
Total liabilities and shareholders’ equity	$6,600,714	$6,646,434

(END)